UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

July 31, 2012
Date of Report (Date of earliest event reported)

BB&T CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	1-10853	56-0939887
(State of incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

200 West Second Street,
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 733-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 8.01	Other Events

     On July 31, 2012, BB&T Corporation announced it had received final regulatory approval to acquire BankAtlantic, a wholly-owned subsidiary of BankAtlantic Bancorp.  The announced acquisition was previously disclosed in BB&T Corporation’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on November 1, 2011 and March 13, 2012.  BB&T Corporation completed the acquisition on July 31, 2012.  A copy of the press release announcing the events described is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

Exhibit	Description
99.1	Copy of press release announcing BB&T Corporation had received final regulatory approval to acquire BankAtlantic, a wholly owned subsidiary of BankAtlantic Bancorp.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION

Dated: August 1, 2012	By:	/s/ Cynthia B. Powell
Cynthia B. Powell
Executive Vice President and Corporate Controller
(Principal Accounting Officer)